Exhibit (h.2)

EXHIBIT A

LIST OF BFA RECIPIENTS

LIST OF BFA RECIPIENTS

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets Equity Factor ETF

iShares ESG Aware MSCI EM ETF

iShares International High Yield Bond ETF

iShares J.P. Morgan EM Corporate Bond ETF

iShares J.P. Morgan EM High Yield Bond ETF

iShares J.P. Morgan EM Local Currency Bond ETF

iShares MSCI Agriculture Producers ETF

iShares MSCI Australia ETF

iShares MSCI Austria ETF

iShares MSCI Belgium ETF

iShares MSCI BIC ETF

iShares MSCI Brazil ETF

iShares MSCI Canada ETF

iShares MSCI Chile ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets ex China ETF

iShares MSCI Emerging Markets Min Vol Factor ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Eurozone ETF

iShares MSCI France ETF

iShares MSCI Germany ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Min Vol Factor ETF

iShares MSCI Global Silver and Metals Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel ETF

iShares MSCI Italy ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea ETF

iShares MSCI Spain ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares US & Intl High Yield Corp Bond ETF

iShares Trust

iShares 0-3 Month Treasury Bond ETF

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 1-5 Year Investment Grade Corporate Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

iShares 20+ Year Treasury Bond ETF

iShares 25+ Year Treasury STRIPS Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares BBB Rated Corporate Bond ETF

iShares BB Rated Corporate Bond ETF

iShares Biotechnology ETF

iShares Blockchain and Tech ETF

iShares Breakthrough Environmental Solutions ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares Broad USD Investment Grade Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares Climate Conscious & Transition MSCI USA ETF

iShares CMBS ETF

iShares Convertible Bond ETF

iShares Copper and Metals Mining ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core 30/70 Conservative Allocation ETF

iShares Core 40/60 Moderate Allocation ETF

iShares Core 60/40 Balanced Allocation ETF
iShares Core 80/20 Aggressive Allocation ETF
iShares Core Dividend ETF
iShares Core Dividend Growth ETF
iShares Core High Dividend ETF
iShares Core International Aggregate Bond ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Europe ETF
iShares Core MSCI International Developed Markets ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core Total USD Bond Market ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Japan ETF
iShares Cybersecurity and Tech ETF
iShares Dow Jones U.S. ETF
iShares Emergent Food and AgTech Multisector ETF
iShares Emerging Markets Infrastructure ETF
iShares Energy Storage & Materials ETF
iShares Environmental Infrastructure and Industrials ETF
iShares Environmentally Aware Real Estate ETF
iShares ESG Advanced High Yield Corporate Bond ETF
iShares ESG Advanced Investment Grade Corporate Bond ETF
iShares ESG Advanced MSCI EAFE ETF
iShares ESG Advanced MSCI EM ETF
iShares ESG Advanced MSCI USA ETF
iShares ESG Advanced Total USD Bond Market ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF
iShares ESG Aware 30/70 Conservative Allocation ETF
iShares ESG Aware 40/60 Moderate Allocation ETF
iShares ESG Aware 60/40 Balanced Allocation ETF
iShares ESG Aware 80/20 Aggressive Allocation ETF
iShares ESG Aware MSCI EAFE ETF
iShares ESG Aware MSCI USA ETF
iShares ESG Aware MSCI USA Growth ETF
iShares ESG Aware MSCI USA Small-Cap ETF
iShares ESG Aware MSCI USA Value ETF

iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI KLD 400 ETF
iShares ESG MSCI USA Leaders ETF
iShares ESG Optimized MSCI USA ETF
iShares ESG Optimized MSCI USA Min Vol Factor ETF
iShares ESG Select Screened S&P 500 ETF
iShares ESG Select Screened S&P Mid-Cap ETF
iShares ESG Select Screened S&P Small-Cap ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Exponential Technologies ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Focused Value Factor ETF
iShares Future AI & Tech ETF
iShares Future Cloud 5G and Tech ETF
iShares Future Metaverse Tech and Communications ETF
iShares Genomics Immunology and Healthcare ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Equity Factor ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Corporate Bond BuyWrite Strategy ETF
iShares High Yield Systematic Bond ETF
iShares iBonds 1-5 Year Corporate Ladder ETF
iShares iBonds 1-5 Year High Yield and Income Ladder ETF
iShares iBonds 1-5 Year TIPS Ladder ETF
iShares iBonds 1-5 Year Treasury Ladder ETF
iShares iBonds 2025 Term High Yield and Income ETF
iShares iBonds 2026 Term High Yield and Income ETF
iShares iBonds 2027 Term High Yield and Income ETF

iShares iBonds 2028 Term High Yield and Income ETF
iShares iBonds 2029 Term High Yield and Income ETF
iShares iBonds 2030 Term High Yield and Income ETF
iShares iBonds 2031 Term High Yield and Income ETF
iShares iBonds 2032 Term High Yield and Income ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2025 Term Muni Bond ETF
iShares iBonds Dec 2025 Term Treasury ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF
iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF
iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF
iShares iBonds Dec 2028 Term Treasury ETF
iShares iBonds Dec 2029 Term Corporate ETF
iShares iBonds Dec 2029 Term Muni Bond ETF
iShares iBonds Dec 2029 Term Treasury ETF
iShares iBonds Dec 2030 Term Corporate ETF
iShares iBonds Dec 2030 Term Muni Bond ETF
iShares iBonds Dec 2030 Term Treasury ETF
iShares iBonds Dec 2031 Term Corporate ETF
iShares iBonds Dec 2031 Term Muni Bond ETF
iShares iBonds Dec 2031 Term Treasury ETF
iShares iBonds Dec 2032 Term Corporate ETF
iShares iBonds Dec 2032 Term Treasury ETF
iShares iBonds Dec 2033 Term Corporate ETF
iShares iBonds Dec 2033 Term Treasury ETF
iShares iBonds Dec 2034 Term Corporate ETF
iShares iBonds Dec 2034 Term Treasury ETF
iShares iBonds Dec 2035 Term Corporate ETF
iShares iBonds Dec 2035 Term Treasury ETF
iShares iBonds Dec 2044 Term Treasury ETF
iShares iBonds Dec 2045 Term Treasury ETF
iShares iBonds Dec 2054 Term Treasury ETF
iShares iBonds Dec 2055 Term Treasury ETF
iShares iBonds Oct 2025 Term TIPS ETF
iShares iBonds Oct 2026 Term TIPS ETF
iShares iBonds Oct 2027 Term TIPS ETF
iShares iBonds Oct 2028 Term TIPS ETF
iShares iBonds Oct 2029 Term TIPS ETF
iShares iBonds Oct 2030 Term TIPS ETF
iShares iBonds Oct 2031 Term TIPS ETF
iShares iBonds Oct 2032 Term TIPS ETF
iShares iBonds Oct 2033 Term TIPS ETF
iShares iBonds Oct 2034 Term TIPS ETF

iShares iBonds Oct 2035 Term TIPS ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Real Estate ETF
iShares International Developed Small Cap Value Factor ETF
iShares International Dividend Growth ETF
iShares International Select Dividend ETF
iShares International Small-Cap Equity Factor ETF
iShares International Equity Factor ETF
iShares International Treasury Bond ETF
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF
iShares Investment Grade Systematic Bond ETF
iShares J.P. Morgan Broad USD Emerging Markets Bond ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Latin America 40 ETF
iShares Large Cap Accelerated Outcome ETF
iShares Large Cap Max Buffer Mar ETF
iShares Large Cap Max Buffer Jun ETF
iShares Large Cap Max Buffer Sep ETF
iShares Large Cap Max Buffer Dec ETF
iShares LifePath Retirement ETF
iShares LifePath Target Date 2030 ETF
iShares LifePath Target Date 2035 ETF
iShares LifePath Target Date 2040 ETF
iShares LifePath Target Date 2045 ETF
iShares LifePath Target Date 2050 ETF
iShares LifePath Target Date 2055 ETF
iShares LifePath Target Date 2060 ETF
iShares LifePath Target Date 2065 ETF
iShares LifePath Target Date 2070 ETF
iShares Lithium Miners and Producers ETF
iShares Long-Term National Muni Bond ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares Mortgage Real Estate ETF

iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Multisector Tech ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Min Vol Factor ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Quality Factor ETF
iShares MSCI Emerging Markets Value Factor ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF
iShares MSCI Global Sustainable Development Goals ETF
iShares MSCI Global Quality Factor ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Intl Momentum Factor ETF
iShares MSCI Intl Quality Factor ETF
iShares MSCI Intl Value Factor ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Value ETF
iShares MSCI Kokusai ETF
iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF
iShares MSCI Norway ETF
iShares MSCI Peru and Global Exposure ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA Min Vol Factor ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Quality GARP ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Small-Cap Min Vol Factor ETF

iShares MSCI USA Value Factor ETF

iShares MSCI Water Management Multisector ETF

iShares MSCI World Small-Cap ETF

iShares Nasdaq-100 ex Top 30 ETF

iShares Nasdaq Top 30 Stocks ETF

iShares National Muni Bond ETF

iShares Neuroscience and Healthcare ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares Paris-Aligned Climate Optimized MSCI USA ETF

iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF

iShares Preferred and Income Securities ETF

iShares Residential and Multisector Real Estate ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 BuyWrite ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 2500 ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 3% Capped ETF

iShares S&P 500 BuyWrite ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Select U.S. REIT ETF

iShares Self-Driving EV and Tech ETF

iShares Semiconductor ETF

iShares Short-Term National Muni Bond ETF

iShares Short Treasury Bond ETF

iShares Texas Equity ETF

iShares Top 20 U.S. Stocks ETF

iShares TIPS Bond ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Discretionary ETF

iShares U.S. Consumer Staples ETF

iShares U.S. Digital Infrastructure and Real Estate ETF

iShares U.S. Energy ETF

iShares U.S. Equity Factor ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Fixed Income Balanced Risk Systematic ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Infrastructure ETF

iShares U.S. Insurance ETF

iShares U.S. Manufacturing ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Small-Cap Equity Factor ETF

iShares U.S. Technology ETF

iShares U.S. Tech Breakthrough Multisector ETF

iShares U.S. Telecommunications ETF

iShares U.S. Transportation ETF

iShares U.S. Treasury Bond ETF

iShares U.S. Utilities ETF

iShares US Small Cap Value Factor ETF

iShares USD Green Bond ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF

iShares Commodity Curve Carry Strategy ETF

iShares GSCI Commodity Dynamic Roll Strategy ETF

iShares Inflation Hedged Corporate Bond ETF

iShares Inflation Hedged High Yield Bond ETF

iShares Inflation Hedged U.S. Aggregate Bond ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

iShares Interest Rate Hedged U.S. Aggregate Bond ETF

iShares Short Duration Bond Active ETF

iShares Short Maturity Municipal Bond Active ETF

iShares Transition-Enabling Metals ETF

iShares U.S. Consumer Focused ETF

iShares U.S. Tech Independence Focused ETF

iShares Ultra Short Duration Bond Active ETF